SUB-ITEM 77Q1(E)

                                 AMENDMENT NO. 4
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of April 30, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Growth Series, and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, AIM Growth Series is now named AIM Growth Series (Invesco Growth Series); and

     WHEREAS, the following Funds have been renamed:

CURRENT NAME                                                   NEW NAME
------------                                                   --------
AIM Balanced-Risk Retirement Now Fund         Invesco Balanced-Risk Retirement Now Fund
AIM Balanced-Risk Retirement 2010 Fund        Invesco Balanced-Risk Retirement 2010 Fund
AIM Balanced-Risk Retirement 2020 Fund        Invesco Balanced-Risk Retirement 2020 Fund
AIM Balanced-Risk Retirement 2030 Fund        Invesco Balanced-Risk Retirement 2030 Fund
AIM Balanced-Risk Retirement 2040 Fund        Invesco Balanced-Risk Retirement 2040 Fund
AIM Balanced-Risk Retirement 2050 Fund        Invesco Balanced-Risk Retirement 2050 Fund
AIM Basic Value Fund                          Invesco Basic Value Fund
AIM Conservative Allocation Fund              Invesco Conservative Allocation Fund
AIM Global Equity Fund                        Invesco Global Equity Fund
AIM Growth Allocation Fund                    Invesco Growth Allocation Fund
AIM Income Allocation Fund                    Invesco Income Allocation Fund
AIM International Allocation Fund             Invesco International Allocation Fund
AIM Mid Cap Core Equity Fund                  Invesco Mid Cap Core Equity Fund
AIM Moderate Allocation Fund                  Invesco Moderate Allocation Fund
AIM Moderate Growth Allocation Fund           Invesco Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund   Invesco Moderately Conservative Allocation Fund
AIM Small Cap Growth Fund                     Invesco Small Cap Growth Fund;

     NOW, THEREFORE, the parties agree that;

     1. All references to AIM Growth Series in the Contract are hereby deleted and replaced with AIM Growth Series (Invesco Growth Series).

     2. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                      Funds

               Invesco Balanced-Risk Retirement Now Fund
               Invesco Balanced-Risk Retirement 2010 Fund
               Invesco Balanced-Risk Retirement 2020 Fund
               Invesco Balanced-Risk Retirement 2030 Fund
               Invesco Balanced-Risk Retirement 2040 Fund
               Invesco Balanced-Risk Retirement 2050 Fund
               Invesco Basic Value Fund
               Invesco Conservative Allocation Fund
               Invesco Global Equity Fund
               Invesco Growth Allocation Fund
               Invesco Income Allocation Fund
               Invesco International Allocation Fund
               Invesco Mid Cap Core Equity Fund
               Invesco Moderate Allocation Fund
               Invesco Moderate Growth Allocation Fund
               Invesco Moderately Conservative Allocation Fund Invesco Small Cap Growth Fund
               Invesco Convertible Securities Fund
               Invesco Van Kampen Asset Allocation Conservative Fund Invesco Van Kampen Asset Allocation Growth Fund Invesco Van Kampen Asset Allocation Moderate Fund Invesco Van Kampen Harbor Fund
               Invesco Van Kampen Leaders Fund
               Invesco Van Kampen Real Estate Securities Fund Invesco Van Kampen U.S. Mortgage Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.


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

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                   INVESCO ADVISERS, INC.

                                   Adviser


                                   By: /s/ John M. Zerr
                                   Name: John M. Zerr
                                   Title: Senior Vice President


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